                            2,500,000 Shares

                          CONNING CORPORATION

                              Common Stock

                         UNDERWRITING AGREEMENT
                         ----------------------




                                                        December 15, 1997





DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
A.G. EDWARDS & SONS, INC.
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
       Securities Corporation
      277 Park Avenue
      New York, New York  10172

Ladies and Gentlemen:

            Conning Corporation, a Missouri corporation (the "Company"), proposes to issue and sell 2,500,000 shares of its Common Stock, par value $0.01 per share (the "Firm Shares"), to the several underwriters named in
Schedule I hereto (the "Underwriters"). The Company also proposes to issue and sell to the several Underwriters not more than 375,000 additional shares of its Common Stock, par value $0.01 per share (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock".


            1.      Registration Statement and Prospectus.  The Company has
                    -------------------------------------
prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 (No. 333-35993) including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time that it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus".

            2.      Agreements to Sell and Purchase.  On the basis of the
                    -------------------------------
representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per share of $------ (the "Purchase Price") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

            On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 375,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

            The Company hereby agrees and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex I hereto, pursuant to which each such person agrees not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such 180-day period, (a) the Company may (i) issue shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock in connection with acquisitions in which the acquiror or acquirors of such shares or options agree(s) to the transfer restrictions set forth in this paragraph, (ii) grant stock options or other stock-based awards or issue shares of common stock pursuant to the 1997 Flexible Stock Plan of the Company (as filed as an exhibit to the Registration Statement) or any other employee benefit plan of the Company and (iii) issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (b) shares of common stock of the Company may be (i) transferred to a trust for the benefit of the holder of such shares or for the benefit of the spouse or descendants of such holder or to the estate, heirs or devisees of the holder of such shares upon the death of such holder and (ii) pledged as security for obligations of the holders thereof.

            3.      Terms of Public Offering.  The Company is advised by
                    ------------------------
you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

            4.      Delivery and Payment.  The Shares shall be represented
                    --------------------
by definitive certificates and shall be issued in such authorized denominations and registered in such names as Donaldson, Lufkin & Jenrette Securities Corporation shall request not later than two business days prior to the Closing Date or the applicable Option Closing Date (as defined below), as the case may be. The Company shall deliver the Shares, with any transfer taxes thereon duly paid by the Company, to Donaldson, Lufkin & Jenrette Securities Corporation through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the several Underwriters, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New

York City. The Certificates representing the Shares shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "Designated Office"). The time and date of delivery and payment for the Firm Shares shall be 9:00 A.M., New York City time, on December 18, 1997 or such other time and date as Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall agree in writing (the "Closing Date"). The time and date of delivery and payment for any Additional Shares to be purchased by the Underwriters shall be 9:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 or such other time and date as Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall agree in writing (an "Option Closing Date").

            The documents to be delivered on the Closing Date or any Option Closing Date on behalf of the parties hereto pursuant to Section 8 of this Agreement shall be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 and the Shares shall be delivered at the Designated Office, all on the Closing Date or such Option Closing Date, as the case may be.

            5.      Agreements of the Company.  The Company agrees with
                    -------------------------
you:

            (a) To use its reasonable best efforts to cause the Registration Statement to become effective at the earliest possible time after December 11, 1997.

            (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

            (c) To furnish to you, without charge, three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

            (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its reasonable best efforts to cause the same to become promptly effective.

            (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

            (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply in all material respects with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

            (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided that the Company and its subsidiaries will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

            (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

            (i) During the period of one year after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, an unaudited consolidated balance sheet and an unaudited consolidated statement of income (or alternatively, upon the consent of Donaldson, Lufkin & Jenrette Securities Corporation, a summary consolidated balance sheet and summary consolidated statement of income) (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

            (j) During the period referred to in paragraph (i), to furnish to you promptly upon your request a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission.

            (k)     To pay all costs, expenses, fees and taxes incident to
      (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the photocopying and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents photocopied and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such photocopying and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto which shall not exceed $7,500), (v) filings and clearance with the National Association of Securities Dealers, Inc. (the

      "NASD") in connection with the offering, (vi) the listing of the Shares on the Nasdaq National Market, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Company of its other obligations under this Agreement; provided, that in no event shall the Company be responsible for the fees and expenses of your counsel, except as provided in the foregoing clauses (iii) and (iv).

            (l) On the date of this Agreement, its intent is to use its reasonable best efforts to maintain the inclusion of the Common Stock on the Nasdaq National Market (or on a national securities exchange) for a period of three years after the effective date of the Registration Statement.

            (m) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

            6.      Representations and Warranties of the Company.  The
                    ---------------------------------------------
Company represents and warrants to each Underwriter that:

            (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

            (b) (i) Each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

            (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

            (d) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

            (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights which have not been waived; and the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

            (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

            (h) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument, in each case material to the conduct of the business of the Company or any of its subsidiaries, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound, except where such default in this clause (ii) would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (i) The execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby by the Company will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such has been obtained or may be required under the securities or Blue Sky laws of the various states) and will not (x) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound, or (y) violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective properties, except where such conflict, breach, default or violation would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective properties are the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

            (k) Each of Conning & Company and Conning Asset Management Company ("CAMCO") is, and, upon consummation of this Agreement, will be, registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and each is duly registered, licensed or qualified as an investment adviser in each jurisdiction where the conduct of its respective business requires such registration and each is in compliance in all material respects with the Advisers Act and all other applicable United States federal and state laws requiring any such registration, licensing or qualification. Neither the Company nor any other subsidiary of the Company is required to be registered, licensed or qualified as an investment adviser under the laws of the United States or any state in which it or its subsidiaries conduct business.

            (l) Consummation of the transactions contemplated by this Agreement will not constitute an assignment, as defined in the Advisers Act or the Investment Company Act of 1940, as amended (the "1940 Act"), such that any investment advisory agreement of Conning & Company or CAMCO would be automatically terminated or would require client consent to continue in effect.

            (m) Each of the investment advisory agreements and service agreements to which any of the Company's subsidiaries is a party is a legal and valid obligation of such subsidiaries, and none of the Company's subsidiaries is in breach or violation of or in default under any such agreement, except when such breach or violation would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (n) Neither the Company nor any of its subsidiaries is required to register with the Commission as an investment company under the 1940 Act.

            (o) Conning & Company is duly registered as a broker-dealer under the Exchange Act and under the securities laws of each United States jurisdiction where the conduct of its business requires such registration and has complied and is in compliance in all material respects with the Exchange Act, all applicable rules and regulations of the National Association of Securities Dealers, Inc. and all other United States federal and state laws requiring any such registration. Neither the Company nor any of its other subsidiaries is required to register, license or qualify as a broker-dealer with the Commission under the Exchange Act or under the laws requiring any such registration, licensing or qualification in any state in which it or, in the case of the Company, its subsidiaries conduct business.

            (p) Each of Conning & Company and CAMCO has adopted a written code of ethics and a written policy regarding insider trading. Such code of ethics complies in all material respects with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder and such written policy complies in all material respects with Section 204A of the Advisers Act. The restrictions, internal procedures or disclosure practices used by each of Conning & Company and CAMCO with respect to conflicts of interest are as set forth in the most recent Form ADV thereof (or incorporated by reference therein), as amended. To the knowledge of the Company, there have been no material violations or allegations of material violations of such restrictions, internal policies or disclosure practices.

            (q) None of Conning & Company, CAMCO, their respective subsidiaries or, to the knowledge of the Company, any Fund which Conning & Company or CAMCO or their respective subsidiaries has sponsored or organized, and, to the knowledge of the Company, no person "associated" (as defined under the Advisers Act) with Conning & Company, CAMCO or their respective subsidiaries, has been convicted of any crime or is or has engaged in any conduct that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Advisers Act or Rule 206(4)-4(b) thereunder or, with respect to Conning & Company, of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser for any registered investment company (as defined in the 1940 Act) (an "Investment Company") pursuant to Section 9(a) of the 1940 Act, and to the knowledge of the Company, there is no basis for, or proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension or revocation. For purposes of this Agreement, "Fund" means any Investment Company and any company that would be an Investment Company but for the exemption contained in Section 3(c)(1), the final clause of Section 3(c)(3) or
      Section 3(c)(11) of the 1940 Act, in each case to which as of the date of this Agreement Conning & Company or CAMCO provides investment management or investment advisory services.

            (r) Each of Conning & Company and CAMCO, in managing the account of each client (including any Fund) to which it provides investment management, investment advisory, administrative or distribution services as of the date of this Agreement (each such client, a "Client"), has complied and is in compliance in all material respects with such Client's objectives, guidelines and restrictions disclosed to Conning & Company or CAMCO, including, without limitation, any limitation set forth in the applicable prospectus (in the case of a Fund) or governing instruments for such Client, and including compliance in all material respects with any other offering, advertising and marketing materials of any Fund; and each of Conning & Company and CAMCO, in advising its Clients, has complied and is in compliance in all material respects with the 1940 Act.

            (s) Conning & Company or CAMCO, as the case may be, has managed the accounts of each

      Client (other than a client that is a Client solely by reason of its investment in a Fund that is an Investment Company) that has represented to Conning & Company or CAMCO, as the case may be, that it is (i) an employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (unless the Client has represented to Conning & Company or CAMCO, as the case may be, that it is a governmental plan, church plan or otherwise not subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or Conning & Company or CAMCO, as the case may be, reasonably believes that it is not subject to Title I of ERISA or Section 4975 of the Code), or (ii) a person acting on behalf of such a plan, in compliance in all material respects with the applicable requirements of ERISA, except where such lack of compliance or violation would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (t) Each Client that is a registered Investment Company has elected to be treated as a "regulated investment company" under Subchapter M of Chapter 1 of Subtitle A of the Code, has at all times since the end of the most recent taxable year of such Client that has been closed and for which the statute of limitations for assessments has expired qualified as a regulated investment company and, to the knowledge of the Company, each such Client has complied in all material respects with all applicable provisions of law necessary to preserve and retain such Client's election and status as a regulated investment company or has determined not to retain such status.

            (u) Each Client has operated and is currently operating in compliance in all material respects with the Act, the 1940 Act and the rules and regulations thereunder, to the extent the Company or any of its subsidiaries has legal responsibility for such compliance as a matter of law or due to its contractual relationship with such Client.

            (v) The operation of the business of each Fund which is not registered as an Investment Company under the 1940 Act, including without limitation the offering of interests therein, has been in compliance in all material respects with the 1940 Act or the relevant exemptions therefrom.

            (w) Neither the Company nor any of its subsidiaries has violated (x) any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of ERISA or the rules and regulations promulgated thereunder, nor (y) any state or local law or regulation relating to the mortgage origination and servicing activities of the Company and its subsidiaries described in the Prospectus, which in the case of each of clauses (x) and (y) might, individually or in the aggregate, result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

            (x) Except where the failure to do so would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has such other permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own, lease and operate its respective properties and to conduct its business; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as may be described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

            (y) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries have good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by them. All material leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder which might, individually or in the aggregate with any such other defaults, result in any material adverse change in the business, prospects, financial condition or results of operations of the

      Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

            (z) The Company and each of its subsidiaries maintain insurance reasonably deemed adequate for their businesses.

            (aa) KPMG Peat Marwick LLP are independent public accountants with respect to the Company as required by the Act.

            (ab) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

            (ac) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company, except as disclosed in the Registration Statement or Prospectus.

            (ad) The Company has filed a registration statement pursuant to Section 12(g) of the Exchange Act to register the Common Stock, has filed an application to list the Shares on the Nasdaq National Market, and has received notification that the listing has been approved, subject to notice of issuance of the Shares.

            (ae) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement.

            (af) There is (i) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against it or any of its subsidiaries except for such actions specified in clause (i) or (ii) above, which, singly or in the aggregate, could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (ag) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
      (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (ah) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes currently due and payable, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith or for which adequate reserves have been provided.

            7.      Indemnification.  (a)  The Company agrees to indemnify
                    ---------------
and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and the delivery of such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus.

            (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing (provided, however, that the failure to give such notice in a prompt manner shall not relieve any of the indemnifying parties of its obligations or liabilities except to the extent that such failure results in the loss of any material rights or defenses) and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than forty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

            (d)  To the extent the indemnification provided for in this
Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

            (e) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            8.      Conditions of Underwriters' Obligations.  The several
                    ---------------------------------------
obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

            (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

            (b) The Registration Statement shall have become effective not later than 5:30 P.M. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 9:00 A.M. the next business day), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

            (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and the Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by the Chief Executive Officer and the President of the Company, solely in their capacities as such, in the name and on behalf of the Company confirming the matters set forth in paragraphs
      (a), (b) and (c) of this Section 8.

            (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Bryan Cave LLP, counsel for the Company, to the effect that:

                        (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business in all material respects as it is currently being conducted and to own, lease and operate its properties;

                        (ii) all of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights which have not been waived;

                        (iii) the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable and not subject to any preemptive or similar rights under Missouri law or the Company's charter which have not been waived;

                        (iv) this Agreement has been duly authorized, executed and delivered by the

            Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law and except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity including, without limitation, concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law);

                        (v) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters in all material respects to the description thereof contained in the Prospectus;

                        (vi) the Registration Statement has become effective under the Act, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

                        (vii) the statements set forth in the Prospectus under the headings "Certain Relationships and Related Transactions", "Description of Capital Stock" and "Certain Charter and Bylaw Provisions" and in Items 14 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters or agreements referred to therein, fairly present in all material respects the information called for with respect to such legal matters or agreements;

                        (viii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement will not require any consent, approval, authorization or other order of any federal or Missouri governmental body or agency (except as such may be required under the Act, under other securities or Blue Sky laws or by the NASD) and will not violate or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or any agreement, indenture or other instrument filed or incorporated by reference as an exhibit to the Registration Statement, or violate any federal or Missouri statute or any rule or regulation that has been issued pursuant to any federal or Missouri statute (which rule or regulation such counsel would, in its experience, recognize as directly applicable to the Company and its subsidiaries or any of their properties) or any order known to such counsel issued pursuant to any federal or Missouri statute by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties (except for breaches or defaults which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole);

                        (ix) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party, or to which any of their respective properties is subject, which is required to be described in the Registration Statement or the Prospectus and is not described, or of any contract or other document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed;

                        (x) each of Conning & Company and CAMCO is duly registered as an investment adviser under the Advisers Act;

                        (xi) consummation of the transactions contemplated by this Agreement will not constitute an assignment, as defined in the Advisers Act or the 1940 Act, such that, pursuant to either such act, any investment advisory agreement of Conning & Company or CAMCO would be automatically terminated or would require client consent to continue in effect;

                        (xii) the Company is not currently required and, giving effect to the application of the net proceeds from the sale of the Shares as described in the Registration Statement or Prospectus, is not required to register with the Commission as an investment company under the 1940 Act;

                        (xiii) Conning & Company is duly registered as a broker-dealer under the Exchange Act;

                        (xiv) to such counsel's knowledge, no holder of any security of the Company has any right to require registration of shares of Common Stock or other security of the Company, other than as described in the Registration Statement or Prospectus; and

                        (xv) the Registration Statement and the Prospectus and any supplement or amendment thereto comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in any of the documents mentioned in this clause or as to the accuracy, completeness or fairness of the Prospectus or the Registration Statement, as amended or supplemented.

            In addition to the matters set forth above, such counsel shall state that during such counsel's participation in the preparation of the Registration Statement and the Prospectus, such counsel participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, your representatives and your counsel at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the statements made or included in the Registration Statement and the Prospectus, both as amended or supplemented, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement, as of its effective date and including any further amendment or supplement thereto made by the Company prior to the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

            The opinion of Bryan Cave LLP described in this paragraph (d) shall be rendered to you at the request of the Company and shall so state therein. Such opinions may recite that no opinion is expressed with respect to, and that such counsel is not passing upon, and does not assume responsibility for any matters relating to insurance laws, statutes, rules, regulations or policies. In addition, such opinions may contain customary recitals, conditions and qualifications.

            (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Matthew P. McCauley, Esq., General Counsel and Secretary of the Company, to the effect that:

                        (i) each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                        (ii) each of the Company's subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business in all material respects as it is currently being conducted and to own, lease and operate its properties;

                        (iii) all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned of record by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien or other encumbrance;

                        (iv)    neither the Company nor any of its
            subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound;

                        (v) the statements set forth in Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters or agreements referred to therein, fairly present in all material respects the information called for with respect to such legal matters or agreements;

                        (vi) each of Conning & Company and CAMCO is duly registered as an investment adviser under the Advisers Act and is in compliance in all material respects with all United States Federal and state laws requiring any such registration; and neither the Company nor any of its other subsidiaries is required to register, license or qualify as an investment adviser under the Advisers Act;

                        (vii) none of the Company's subsidiaries is currently required and, giving effect to the application of the net proceeds from the sale of the Shares as described in the Prospectus, is required to register with the Commission as an investment company under the 1940 Act;

                        (viii) Conning & Company is duly registered as a broker-dealer under the Exchange Act and is in compliance in all material respects with all United States Federal and state laws requiring any such registration; and neither the Company nor any of its other subsidiaries is required to register, license or qualify as a broker-dealer under the Exchange Act;

                        (ix) to such counsel's knowledge, each of the Company and its subsidiaries has such other permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own, lease and operate its respective properties and to conduct its business in all material respects in the manner described in the Prospectus; to such counsel's knowledge, each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as may be described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

            In addition to the matters set forth above, such counsel shall state that during such counsel's participation in the preparation of the Registration Statement and the Prospectus, such counsel or persons under such counsel's direct supervision participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, your representatives and your counsel at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the statements made or included in the Registration Statement and the Prospectus, both as amended or supplemented, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement, as of its effective date and including any further amendment or supplement thereto made by the Company prior to the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

            (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Underwriters, in form and substance reasonably satisfactory to you, covering such matters as are customarily covered in such an opinion.

            (g) You and the Board of Directors of the Company shall have received a letter on and as of the Closing Date, in form and substance reasonably satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and confirming as of such date the substance of the letter delivered to you and the Board of Directors of the Company by KPMG Peat Marwick LLP on the date of this Agreement.

            (h) The Company shall have delivered to you the agreements specified in the third paragraph of Section 2 hereof.

            (i) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares consistent with the foregoing.

            9.      Effective Date of Agreement and Termination.  (a)  This
                    -------------------------------------------
Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

            (a) This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or material limitation on prices for securities on any such exchange or national market system, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any of its subsidiaries, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

            (b) If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no
                                                       --------
event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

            10.     Miscellaneous.  Notices given pursuant to any provision
                    -------------
of this Agreement shall be addressed as follows: (a) if to the Company, to Conning Corporation, 700 Market Street, St. Louis, Missouri 63101, Attention:
Fred M. Schpero (with a copy to Bryan Cave LLP, One Metropolitan Square, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102, Attention: R. Randall
Wang); and (b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

            The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person thereof, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

            If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them, provided that the Underwriters furnish reasonably satisfactory documentation thereof.

            The statements set forth in (i) the footnotes to the tables on the cover page of any Preliminary

Prospectus and the Prospectus, (ii) the last paragraph of the cover page of any Preliminary Prospectus and the Prospectus, (iii) the "stabilization legend" on page 2 of any Preliminary Prospectus and the Prospectus and (iv) the fifth, ninth, tenth and eleventh paragraphs and the third sentence of the third paragraph and the fourth sentence of the sixth paragraph under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished to the Company by the Underwriters for use in any Preliminary Prospectus and the Prospectus.

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

            Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.



                                     Very truly yours,

                                     CONNING CORPORATION


                                     By:
                                         ------------------------------
                                         Name:
                                         Title:



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
A.G. EDWARDS & SONS, INC.

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION


   By:-----------------------------
      Name:
      Title:

                                                          SCHEDULE I
                                                          ----------


                                          Number of Firm Shares
      Underwriters                           to be Purchased
      ------------                        ---------------------

Donaldson, Lufkin & Jenrette
      Securities Corporation              [ ]
A.G. Edwards & Sons, Inc.                 [ ]



                    [ remainder to come ]

                                                ---------
                                          2,500,000

                                                       ANNEX I
                                                       -------


              Required Stockholder Lock-up Agreements
              ---------------------------------------

                            [ to come ]